Exhibit 99.2

BB&T Corporation
Quarterly Performance Summary
Fourth Quarter 2016

i

ii

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended			Year-to-Date
	December 31%			December 31%
	2016	2015	Change	2016	2015	Change
Summary Income Statement
Interest income	$1,786	$1,733	3.1%	$7,226	$6,473	11.6%
Interest expense	180	191	(5.8)	745	735	1.4
Net interest income - taxable equivalent	1,606	1,542	4.2	6,481	5,738	12.9
Less: Taxable-equivalent adjustment	41	38	7.9	160	146	9.6
Net interest income	1,565	1,504	4.1	6,321	5,592	13.0
Provision for credit losses	129	129	—	572	428	33.6
Net interest income after provision for credit losses	1,436	1,375	4.4	5,749	5,164	11.3
Noninterest income	1,162	1,015	14.5	4,472	4,019	11.3
Noninterest expense	1,668	1,597	4.4	6,721	6,266	7.3
Income before income taxes	930	793	17.3	3,500	2,917	20.0
Provision for income taxes	287	251	14.3	1,058	794	33.2
Net income	643	542	18.6	2,442	2,123	15.0
Noncontrolling interests	7	3	133.3	16	39	(59.0)
Preferred stock dividends	44	37	18.9	167	148	12.8
Net income available to common shareholders	592	502	17.9	2,259	1,936	16.7
Per Common Share Data
Earnings:
Basic	$0.73	$0.64	14.1%	$2.81	$2.59	8.5%
Diluted	0.72	0.64	12.5	2.77	2.56	8.2
Cash dividends declared	0.30	0.27	11.1	1.15	1.05	9.5
Common equity	33.14	31.66	4.7	33.14	31.66	4.7
Tangible common equity (1)	20.18	19.82	1.8	20.18	19.82	1.8

End of period shares outstanding	809,475	780,337	3.7	809,475	780,337	3.7
Weighted average shares:
Basic	810,593	780,261	3.9	804,680	748,010	7.6
Diluted	821,971	790,244	4.0	814,916	757,765	7.5
Performance Ratios
Return on average assets	1.16%	1.03%		1.12%	1.08%
Return on average risk-weighted assets	1.45	1.29		1.41	1.35
Return on average common shareholders' equity	8.75	8.06		8.57	8.34
Return on average tangible common shareholders' equity (2)	14.91	13.37		14.59	13.34
Net interest margin - taxable equivalent	3.32	3.35		3.39	3.32
Fee income ratio-GAAP (3)	42.6	40.3		41.4	41.8
Efficiency ratio-GAAP (3)	61.1	63.4		62.3	65.2
Efficiency ratio-adjusted (4)	59.5	59.2		59.2	59.5
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.37%	0.34%		0.37%	0.34%
Loans and leases plus foreclosed property	0.57	0.52		0.57	0.52
Net charge-offs as a percentage of average loans and leases	0.42	0.38		0.38	0.35
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.04	1.07		1.04	1.07
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.03x	2.53x		2.03x	2.53x
Average Balances
Total assets	$220,165	$209,217	5.2%	$218,945	$197,347	10.9%
Total securities (5)	44,881	43,468	3.3	46,279	42,103	9.9
Loans and leases	144,569	136,190	6.2	141,759	127,802	10.9
Deposits	160,118	148,491	7.8	157,469	138,498	13.7
Common shareholders' equity	26,962	24,736	9.0	26,349	23,206	13.5
Shareholders' equity	30,054	27,378	9.8	29,355	25,871	13.5
Period-End Balances
Total assets	$219,276	$209,947	4.4%	$219,276	$209,947	4.4%
Total securities (5)	43,606	43,827	(0.5)	43,606	43,827	(0.5)
Loans and leases	145,038	136,986	5.9	145,038	136,986	5.9
Deposits	160,234	149,124	7.5	160,234	149,124	7.5
Common shareholders' equity	26,828	24,703	8.6	26,828	24,703	8.6
Shareholders' equity	29,926	27,340	9.5	29,926	27,340	9.5
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.2%	10.3%		10.2%	10.3%
Tier 1	12.0	11.8		12.0	11.8
Total	14.1	14.3		14.1	14.3
Leverage	10.0	9.8		10.0	9.8
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The calculations for the fee income ratio and the efficiency ratio have been revised to use net interest income as reported instead of net interest income on a taxable equivalent basis. Prior periods have been revised to conform to the current presentation.

(4) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. During the third quarter of 2016, the calculation was revised and prior periods were adjusted to conform to the current presentation. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement. The adjusted fee income ratio is no longer presented.

(5) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Summary Income Statement
Interest income	$1,786	$1,835	$1,845	$1,760	$1,733
Interest expense	180	185	188	192	191
Net interest income - taxable equivalent	1,606	1,650	1,657	1,568	1,542
Less: Taxable-equivalent adjustment	41	40	40	39	38
Net interest income	1,565	1,610	1,617	1,529	1,504
Provision for credit losses	129	148	111	184	129
Net interest income after provision for credit losses	1,436	1,462	1,506	1,345	1,375
Noninterest income	1,162	1,164	1,130	1,016	1,015
Noninterest expense	1,668	1,711	1,797	1,545	1,597
Income before income taxes	930	915	839	816	793
Provision for income taxes	287	273	252	246	251
Net income	643	642	587	570	542
Noncontrolling interests	7	—	3	6	3
Preferred stock dividends	44	43	43	37	37
Net income available to common shareholders	592	599	541	527	502
Per Common Share Data
Earnings:
Basic	$0.73	$0.74	$0.67	$0.67	$0.64
Diluted	0.72	0.73	0.66	0.67	0.64
Cash dividends declared	0.30	0.30	0.28	0.27	0.27
Common equity	33.14	33.27	32.72	32.14	31.66
Tangible common equity (1)	20.18	20.31	19.75	20.36	19.82

End of period shares outstanding	809,475	811,424	814,500	782,379	780,337
Weighted average shares:
Basic	810,593	812,521	814,261	781,193	780,261
Diluted	821,971	823,106	823,682	790,176	790,244
Performance Ratios
Return on average assets	1.16%	1.15%	1.06%	1.09%	1.03%
Return on average risk-weighted assets	1.45	1.45	1.38	1.37	1.29
Return on average common shareholders' equity	8.75	8.87	8.21	8.45	8.06
Return on average tangible common shareholders' equity (2)	14.91	15.20	14.33	13.87	13.37
Net interest margin - taxable equivalent	3.32	3.39	3.41	3.43	3.35
Fee income ratio-GAAP (3)	42.6	41.9	41.2	39.9	40.3
Efficiency ratio-GAAP (3)	61.1	61.7	65.4	60.7	63.4
Efficiency ratio-adjusted (4)	59.5	58.7	59.6	58.8	59.2
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.37%	0.38%	0.40%	0.42%	0.34%
Loans and leases plus foreclosed property	0.57	0.59	0.62	0.67	0.52
Net charge-offs as a percentage of average loans and leases	0.42	0.37	0.28	0.46	0.38
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.04	1.06	1.06	1.10	1.07
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.03x	2.00x	1.90x	1.89x	2.53x
Average Balances
Total assets	$220,165	$222,065	$223,399	$210,102	$209,217
Total securities (5)	44,881	47,152	48,510	44,580	43,468
Loans and leases	144,569	143,689	143,097	135,628	136,190
Deposits	160,118	159,503	160,338	149,867	148,491
Common shareholders' equity	26,962	26,824	26,519	25,076	24,736
Shareholders' equity	30,054	29,916	29,610	27,826	27,378
Period-End Balances
Total assets	$219,276	$222,622	$221,859	$212,405	$209,947
Total securities (5)	43,606	47,199	47,006	46,480	43,827
Loans and leases	145,038	145,112	144,711	136,671	136,986
Deposits	160,234	159,915	159,238	150,500	149,124
Common shareholders' equity	26,828	26,999	26,651	25,146	24,703
Shareholders' equity	29,926	30,091	29,743	28,239	27,340
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.2%	10.1%	10.0%	10.4%	10.3%
Tier 1	12.0	11.8	11.7	12.2	11.8
Total	14.1	14.0	13.9	14.6	14.3
Leverage	10.0	9.8	9.6	10.1	9.8
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The calculations for the fee income ratio and the efficiency ratio have been revised to use net interest income as reported instead of net interest income on a taxable equivalent basis. Prior periods have been revised to conform to the current presentation.

(4) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. During the third quarter of 2016, the calculation was revised and prior periods were adjusted to conform to the current presentation. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement. The adjusted fee income ratio is no longer presented.

(5) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
	2016	2015	$	%	2016	2015	$	%
Interest Income
Interest and fees on loans and leases	$1,510	$1,449	$61	4.2%	$5,985	$5,347	$638	11.9%
Interest and dividends on securities	226	237	(11)	(4.6)	1,029	941	88	9.4
Interest on other earning assets	9	9	—	—	52	39	13	33.3
Total interest income	1,745	1,695	50	2.9	7,066	6,327	739	11.7
Interest Expense
Interest on deposits	61	62	(1)	(1.6)	251	233	18	7.7
Interest on short-term borrowings	2	1	1	100.0	9	4	5	125.0
Interest on long-term debt	117	128	(11)	(8.6)	485	498	(13)	(2.6)
Total interest expense	180	191	(11)	(5.8)	745	735	10	1.4
Net Interest Income	1,565	1,504	61	4.1	6,321	5,592	729	13.0
Provision for credit losses	129	129	—	—	572	428	144	33.6
Net Interest Income After Provision for Credit Losses	1,436	1,375	61	4.4	5,749	5,164	585	11.3
Noninterest Income
Insurance income	419	380	39	10.3	1,713	1,596	117	7.3
Service charges on deposits	172	165	7	4.2	664	631	33	5.2
Mortgage banking income	107	104	3	2.9	463	455	8	1.8
Investment banking and brokerage fees and commissions	108	91	17	18.7	408	398	10	2.5
Trust and investment advisory revenues	69	64	5	7.8	266	240	26	10.8
Bankcard fees and merchant discounts	60	56	4	7.1	237	218	19	8.7
Checkcard fees	50	47	3	6.4	195	174	21	12.1
Operating lease income	34	33	1	3.0	137	124	13	10.5
Income from bank-owned life insurance	26	27	(1)	(3.7)	123	113	10	8.8
FDIC loss share income, net	—	(52)	52	(100.0)	(142)	(253)	111	(43.9)
Securities gains (losses), net	1	—	1	NM	46	(3)	49	NM
Other income	116	100	16	16.0	362	326	36	11.0
Total noninterest income	1,162	1,015	147	14.5	4,472	4,019	453	11.3
Noninterest Expense
Personnel expense	1,004	893	111	12.4	3,964	3,469	495	14.3
Occupancy and equipment expense	198	192	6	3.1	786	708	78	11.0
Software expense	57	52	5	9.6	224	192	32	16.7
Loan-related expense	(6)	37	(43)	(116.2)	95	150	(55)	(36.7)
Outside IT services	50	41	9	22.0	186	135	51	37.8
Professional services	27	29	(2)	(6.9)	102	130	(28)	(21.5)
Amortization of intangibles	38	32	6	18.8	150	105	45	42.9
Regulatory charges	42	28	14	50.0	145	101	44	43.6
Foreclosed property expense	9	11	(2)	(18.2)	37	53	(16)	(30.2)
Merger-related and restructuring charges, net	13	50	(37)	(74.0)	171	165	6	3.6
Loss (gain) on early extinguishment of debt	—	—	—	NM	(1)	172	(173)	(100.6)
Other expense	236	232	4	1.7	862	886	(24)	(2.7)
Total noninterest expense	1,668	1,597	71	4.4	6,721	6,266	455	7.3
Earnings
Income before income taxes	930	793	137	17.3	3,500	2,917	583	20.0
Provision for income taxes	287	251	36	14.3	1,058	794	264	33.2
Net income	643	542	101	18.6	2,442	2,123	319	15.0
Noncontrolling interests	7	3	4	133.3	16	39	(23)	(59.0)
Preferred stock dividends	44	37	7	18.9	167	148	19	12.8
Net income available to common shareholders	$592	$502	$90	17.9%	$2,259	$1,936	$323	16.7%
Earnings Per Common Share
Basic	$0.73	$0.64	$0.09	14.1%	$2.81	$2.59	$0.22	8.5%
Diluted	0.72	0.64	0.08	12.5	2.77	2.56	0.21	8.2
Weighted Average Shares Outstanding
Basic	810,593	780,261	30,332	3.9	804,680	748,010	56,670	7.6
Diluted	821,971	790,244	31,727	4.0	814,916	757,765	57,151	7.5
NM - not meaningful

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Interest Income
Interest and fees on loans and leases	$1,510	$1,524	$1,509	$1,442	$1,449
Interest and dividends on securities	226	262	286	255	237
Interest on other earning assets	9	9	10	24	9
Total interest income	1,745	1,795	1,805	1,721	1,695
Interest Expense
Interest on deposits	61	62	64	64	62
Interest on short-term borrowings	2	2	3	2	1
Interest on long-term debt	117	121	121	126	128
Total interest expense	180	185	188	192	191
Net Interest Income	1,565	1,610	1,617	1,529	1,504
Provision for credit losses	129	148	111	184	129
Net Interest Income After Provision for Credit Losses	1,436	1,462	1,506	1,345	1,375
Noninterest Income
Insurance income	419	410	465	419	380
Service charges on deposits	172	172	166	154	165
Mortgage banking income	107	154	111	91	104
Investment banking and brokerage fees and commissions	108	101	102	97	91
Trust and investment advisory revenues	69	68	67	62	64
Bankcard fees and merchant discounts	60	61	60	56	56
Checkcard fees	50	50	50	45	47
Operating lease income	34	34	35	34	33
Income from bank-owned life insurance	26	35	31	31	27
FDIC loss share income, net	—	(18)	(64)	(60)	(52)
Securities gains (losses), net	1	—	—	45	—
Other income	116	97	107	42	100
Total noninterest income	1,162	1,164	1,130	1,016	1,015
Noninterest Expense
Personnel expense	1,004	1,006	1,039	915	893
Occupancy and equipment expense	198	203	194	191	192
Software expense	57	63	53	51	52
Loan-related expense	(6)	33	36	32	37
Outside IT services	50	51	44	41	41
Professional services	27	27	26	22	29
Amortization of intangibles	38	38	42	32	32
Regulatory charges	42	41	32	30	28
Foreclosed property expense	9	9	8	11	11
Merger-related and restructuring charges, net	13	43	92	23	50
Loss (gain) on early extinguishment of debt	—	—	—	(1)	—
Other expense	236	197	231	198	232
Total noninterest expense	1,668	1,711	1,797	1,545	1,597
Earnings
Income before income taxes	930	915	839	816	793
Provision for income taxes	287	273	252	246	251
Net income	643	642	587	570	542
Noncontrolling interests	7	—	3	6	3
Preferred stock dividends	44	43	43	37	37
Net income available to common shareholders	$592	$599	$541	$527	$502
Earnings Per Common Share
Basic	$0.73	$0.74	$0.67	$0.67	$0.64
Diluted	0.72	0.73	0.66	0.67	0.64
Weighted Average Shares Outstanding
Basic	810,593	812,521	814,261	781,193	780,261
Diluted	821,971	823,106	823,682	790,176	790,244

BB&T Corporation
Lines of Business Financial Performance - Preliminary
(Dollars in millions)

	Quarter Ended
Community Banking	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Net interest income (expense)	$577	$570	$532	$529	$492
Net intersegment interest income (expense)	407	402	391	389	361
Segment net interest income	984	972	923	918	853
Allocated provision for credit losses	26	(3)	23	(10)	39
Noninterest income	317	317	305	288	301
Intersegment net referral fees (expenses)	42	41	40	30	30
Noninterest expense	440	446	434	422	404
Amortization of intangibles	15	16	18	19	14
Allocated corporate expenses	337	338	330	332	309
Income (loss) before income taxes	525	533	463	473	418
Provision (benefit) for income taxes	191	195	168	172	156
Segment net income (loss)	$334	$338	$295	$301	$262
Identifiable segment assets (period end)	$71,538	$71,034	$66,680	$66,546	$67,063

	Quarter Ended
Residential Mortgage Banking	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Net interest income (expense)	$332	$344	$333	$332	$336
Net intersegment interest income (expense)	(223)	(225)	(223)	(227)	(225)
Segment net interest income	109	119	110	105	111
Allocated provision for credit losses	15	9	10	11	8
Noninterest income	75	116	82	71	78
Intersegment net referral fees (expenses)	—	—	1	—	1
Noninterest expense	38	10	87	76	78
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	28	28	25	26	25
Income (loss) before income taxes	103	188	71	63	79
Provision (benefit) for income taxes	39	71	27	24	30
Segment net income (loss)	$64	$117	$44	$39	$49
Identifiable segment assets (period end)	$33,384	$34,266	$33,606	$33,208	$33,364

	Quarter Ended
Dealer Financial Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Net interest income (expense)	$246	$229	$226	$229	$231
Net intersegment interest income (expense)	(43)	(39)	(39)	(40)	(39)
Segment net interest income	203	190	187	189	192
Allocated provision for credit losses	86	76	58	76	77
Noninterest income	—	1	—	1	—
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	39	39	36	35	40
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	12	11	11	11	9
Income (loss) before income taxes	66	65	82	68	66
Provision (benefit) for income taxes	25	25	31	26	25
Segment net income (loss)	$41	$40	$51	$42	$41
Identifiable segment assets (period end)	$16,556	$15,090	$14,463	$14,692	$15,130

	Quarter Ended
Specialized Lending	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Net interest income (expense)	$194	$194	$186	$178	$178
Net intersegment interest income (expense)	(74)	(72)	(69)	(68)	(65)
Segment net interest income	120	122	117	110	113
Allocated provision for credit losses	12	23	17	18	12
Noninterest income	76	83	73	65	71
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	90	73	72	65	71
Amortization of intangibles	1	2	1	1	1
Allocated corporate expenses	22	22	19	18	16
Income (loss) before income taxes	71	85	81	73	84
Provision (benefit) for income taxes	16	21	20	17	21
Segment net income (loss)	$55	$64	$61	$56	$63
Identifiable segment assets (period end)	$19,976	$20,418	$19,739	$18,155	$18,243
Lines of business results are preliminary.

BB&T Corporation
Lines of Business Financial Performance - Preliminary
(Dollars in millions)

	Quarter Ended
Insurance Holdings	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Net interest income (expense)	$1	$1	$1	$—	$—
Net intersegment interest income (expense)	1	1	1	1	2
Segment net interest income	2	2	2	1	2
Allocated provision for credit losses	—	—	—	—	—
Noninterest income	428	412	465	421	388
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	331	332	350	299	295
Amortization of intangibles	16	15	18	11	12
Allocated corporate expenses	27	28	28	28	24
Income (loss) before income taxes	56	39	71	84	59
Provision (benefit) for income taxes	22	16	27	31	23
Segment net income (loss)	$34	$23	$44	$53	$36
Identifiable segment assets (period end)	$3,464	$3,343	$3,590	$2,800	$2,804

	Quarter Ended
Financial Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Net interest income (expense)	$64	$65	$68	$63	$60
Net intersegment interest income (expense)	97	96	91	88	85
Segment net interest income	161	161	159	151	145
Allocated provision for credit losses	(2)	32	6	90	(3)
Noninterest income	255	226	210	197	210
Intersegment net referral fees (expenses)	8	7	5	3	11
Noninterest expense	191	191	189	182	168
Amortization of intangibles	1	1	1	1	1
Allocated corporate expenses	39	38	37	37	34
Income (loss) before income taxes	195	132	141	41	166
Provision (benefit) for income taxes	73	49	53	15	62
Segment net income (loss)	$122	$83	$88	$26	$104
Identifiable segment assets (period end)	$17,424	$17,760	$17,569	$17,977	$16,646

	Quarter Ended
Other, Treasury & Corporate (1)(2)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Net interest income (expense)	$151	$207	$271	$198	$207
Net intersegment interest income (expense)	(165)	(163)	(152)	(143)	(119)
Segment net interest income	(14)	44	119	55	88
Allocated provision for credit losses	(8)	11	(3)	(1)	(4)
Noninterest income	11	9	(5)	(27)	(33)
Intersegment net referral fees (expenses)	(50)	(48)	(46)	(33)	(42)
Noninterest expense	501	582	587	434	509
Amortization of intangibles	5	4	4	—	4
Allocated corporate expenses	(465)	(465)	(450)	(452)	(417)
Income (loss) before income taxes	(86)	(127)	(70)	14	(79)
Provision (benefit) for income taxes	(79)	(104)	(74)	(39)	(66)
Segment net income (loss)	$(7)	$(23)	$4	$53	$(13)
Identifiable segment assets (period end)	$56,934	$60,711	$66,212	$59,027	$56,697

	Quarter Ended
Total BB&T Corporation	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Net interest income (expense)	$1,565	$1,610	$1,617	$1,529	$1,504
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,565	1,610	1,617	1,529	1,504
Allocated provision for credit losses	129	148	111	184	129
Noninterest income	1,162	1,164	1,130	1,016	1,015
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	1,630	1,673	1,755	1,513	1,565
Amortization of intangibles	38	38	42	32	32
Allocated corporate expenses	—	—	—	—	—
Income (loss) before income taxes	930	915	839	816	793
Provision (benefit) for income taxes	287	273	252	246	251
Segment net income (loss)	$643	$642	$587	$570	$542
Identifiable segment assets (period end)	$219,276	$222,622	$221,859	$212,405	$209,947
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
(2) The financial information related to National Penn's operations was included in the Other, Treasury & Corporate segment for the second quarter of 2016 and is presented in the other segments following the systems conversion date in July 2016.

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)
	As of
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Assets
Cash and due from banks	$1,897	$1,850	$1,958	$1,825	$2,123
Interest-bearing deposits with banks	1,895	930	510	786	1,435
Federal funds sold and securities purchased under resale agreements or similar arrangements	144	192	145	167	153
Restricted cash	488	654	846	666	456
Securities available for sale at fair value	26,926	29,449	28,244	27,129	25,297
Securities held to maturity at amortized cost	16,680	17,750	18,762	19,351	18,530
Loans and leases:
Commercial:
Commercial and industrial	51,719	51,779	52,103	48,727	48,430
CRE-income producing properties	14,538	14,624	14,872	13,728	13,421
CRE-construction and development	3,819	3,864	3,690	3,416	3,732
Dealer floor plan	1,413	1,288	1,308	1,266	1,215
Direct retail lending	12,092	12,022	12,025	11,085	11,140
Sales finance	11,267	9,964	9,429	9,784	10,327
Revolving credit	2,655	2,561	2,512	2,449	2,510
Residential mortgage	29,921	30,369	30,650	29,998	30,533
Other lending subsidiaries	14,988	14,945	14,528	13,587	13,521
Acquired from FDIC and PCI	910	1,007	1,109	1,056	1,122
Total loans and leases held for investment	143,322	142,423	142,226	135,096	135,951
Loans held for sale	1,716	2,689	2,485	1,575	1,035
Total loans and leases	145,038	145,112	144,711	136,671	136,986
Allowance for loan and lease losses	(1,489)	(1,511)	(1,507)	(1,488)	(1,460)
Premises and equipment	2,107	2,059	2,088	2,001	2,007
Goodwill	9,638	9,627	9,621	8,559	8,548
Core deposit and other intangible assets	854	892	946	656	686
Mortgage servicing rights at fair value	1,052	828	785	860	880
Other assets	14,046	14,790	14,750	15,222	14,306
Total assets	$219,276	$222,622	$221,859	$212,405	$209,947
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$50,697	$51,000	$49,180	$47,258	$45,695
Interest checking	30,263	27,709	28,528	25,915	25,410
Money market and savings	64,883	64,090	64,064	60,349	60,461
Time deposits	14,391	17,116	17,466	16,978	17,558
Total deposits	160,234	159,915	159,238	150,500	149,124
Short-term borrowings	1,406	4,064	1,472	4,130	3,593
Long-term debt	21,965	22,776	24,435	22,823	23,769
Accounts payable and other liabilities	5,745	5,776	6,971	6,713	6,121
Total liabilities	189,350	192,531	192,116	184,166	182,607
Shareholders' equity:
Preferred stock	3,053	3,053	3,053	3,054	2,603
Common stock	4,047	4,057	4,073	3,912	3,902
Additional paid-in capital	9,104	9,233	9,311	8,360	8,365
Retained earnings	14,809	14,459	14,104	13,791	13,464
Accumulated other comprehensive loss	(1,132)	(750)	(837)	(917)	(1,028)
Noncontrolling interests	45	39	39	39	34
Total shareholders' equity	29,926	30,091	29,743	28,239	27,340
Total liabilities and shareholders' equity	$219,276	$222,622	$221,859	$212,405	$209,947

BB&T Corporation
Average Balance Sheets
(Dollars in millions)
	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
	2016	2015	$	%	2016	2015	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,744	$2,794	$950	34.0%	$3,061	$2,650	$411	15.5%
U.S. government-sponsored entities (GSE)	2,378	5,165	(2,787)	(54.0)	3,601	5,338	(1,737)	(32.5)
Mortgage-backed securities issued by GSE	35,954	32,442	3,512	10.8	36,658	30,683	5,975	19.5
States and political subdivisions	2,269	2,306	(37)	(1.6)	2,361	2,204	157	7.1
Non-agency mortgage-backed	474	697	(223)	(32.0)	534	751	(217)	(28.9)
Other	62	64	(2)	(3.1)	64	477	(413)	(86.6)
Total securities	44,881	43,468	1,413	3.3	46,279	42,103	4,176	9.9
Other earning assets	3,124	3,493	(369)	(10.6)	3,202	2,768	434	15.7
Loans and leases:
Commercial:
Commercial and industrial	51,306	48,047	3,259	6.8	50,623	44,648	5,975	13.4
CRE-income producing properties	14,566	13,264	1,302	9.8	14,379	11,806	2,573	21.8
CRE-construction and development	3,874	3,766	108	2.9	3,742	3,196	546	17.1
Dealer floor plan	1,367	1,164	203	17.4	1,295	1,068	227	21.3
Direct retail lending	12,046	10,896	1,150	10.6	11,796	9,375	2,421	25.8
Sales finance	10,599	10,533	66	0.6	9,914	9,975	(61)	(0.6)
Revolving credit	2,608	2,458	150	6.1	2,521	2,406	115	4.8
Residential mortgage	30,044	30,334	(290)	(1.0)	30,184	30,252	(68)	(0.2)
Other lending subsidiaries	14,955	13,281	1,674	12.6	14,277	12,291	1,986	16.2
Acquired from FDIC and PCI	974	1,070	(96)	(9.0)	1,063	1,083	(20)	(1.8)
Total loans and leases held for investment	142,339	134,813	7,526	5.6	139,794	126,100	13,694	10.9
Loans held for sale	2,230	1,377	853	61.9	1,965	1,702	263	15.5
Total loans and leases	144,569	136,190	8,379	6.2	141,759	127,802	13,957	10.9
Total earning assets	192,574	183,151	9,423	5.1	191,240	172,673	18,567	10.8
Nonearning assets	27,591	26,066	1,525	5.9	27,705	24,674	3,031	12.3
Total assets	$220,165	$209,217	$10,948	5.2%	$218,945	$197,347	$21,598	10.9%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$51,421	$45,824	$5,597	12.2%	$49,255	$42,816	$6,439	15.0%
Interest checking	28,634	24,157	4,477	18.5	27,595	22,092	5,503	24.9
Money market and savings	63,884	61,431	2,453	4.0	62,966	56,592	6,374	11.3
Time deposits	15,693	16,981	(1,288)	(7.6)	16,619	16,405	214	1.3
Foreign office deposits - interest-bearing	486	98	388	NM	1,034	593	441	74.4
Total deposits	160,118	148,491	11,627	7.8	157,469	138,498	18,971	13.7
Short-term borrowings	2,373	2,698	(325)	(12.0)	2,554	3,221	(667)	(20.7)
Long-term debt	21,563	24,306	(2,743)	(11.3)	22,791	23,343	(552)	(2.4)
Accounts payable and other liabilities	6,057	6,344	(287)	(4.5)	6,776	6,414	362	5.6
Total liabilities	190,111	181,839	8,272	4.5	189,590	171,476	18,114	10.6
Shareholders' equity	30,054	27,378	2,676	9.8	29,355	25,871	3,484	13.5
Total liabilities and shareholders' equity	$220,165	$209,217	$10,948	5.2%	$218,945	$197,347	$21,598	10.9%
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.
NM - not meaningful

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,744	$3,460	$2,252	$2,777	$2,794
U.S. government-sponsored entities (GSE)	2,378	2,786	4,199	5,065	5,165
Mortgage-backed securities issued by GSE	35,954	37,987	38,911	33,774	32,442
States and political subdivisions	2,269	2,356	2,555	2,266	2,306
Non-agency mortgage-backed	474	502	526	636	697
Other	62	61	67	62	64
Total securities	44,881	47,152	48,510	44,580	43,468
Other earning assets	3,124	3,068	3,215	3,404	3,493
Loans and leases:
Commercial:
Commercial and industrial	51,306	51,508	51,646	48,013	48,047
CRE-income producing properties	14,566	14,667	14,786	13,490	13,264
CRE-construction and development	3,874	3,802	3,669	3,619	3,766
Dealer floor plan	1,367	1,268	1,305	1,239	1,164
Direct retail lending	12,046	11,994	12,031	11,107	10,896
Sales finance	10,599	9,339	9,670	10,049	10,533
Revolving credit	2,608	2,537	2,477	2,463	2,458
Residential mortgage	30,044	30,357	30,471	29,864	30,334
Other lending subsidiaries	14,955	14,742	13,961	13,439	13,281
Acquired from FDIC and PCI	974	1,052	1,130	1,098	1,070
Total loans and leases held for investment	142,339	141,266	141,146	134,381	134,813
Loans held for sale	2,230	2,423	1,951	1,247	1,377
Total loans and leases	144,569	143,689	143,097	135,628	136,190
Total earning assets	192,574	193,909	194,822	183,612	183,151
Nonearning assets	27,591	28,156	28,577	26,490	26,066
Total assets	$220,165	$222,065	$223,399	$210,102	$209,217
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$51,421	$50,559	$48,801	$46,203	$45,824
Interest checking	28,634	27,754	28,376	25,604	24,157
Money market and savings	63,884	64,335	63,195	60,424	61,431
Time deposits	15,693	15,818	18,101	16,884	16,981
Foreign office deposits - interest-bearing	486	1,037	1,865	752	98
Total deposits	160,118	159,503	160,338	149,867	148,491
Short-term borrowings	2,373	2,128	2,951	2,771	2,698
Long-term debt	21,563	23,428	23,272	22,907	24,306
Accounts payable and other liabilities	6,057	7,090	7,228	6,731	6,344
Total liabilities	190,111	192,149	193,789	182,276	181,839
Shareholders' equity	30,054	29,916	29,610	27,826	27,378
Total liabilities and shareholders' equity	$220,165	$222,065	$223,399	$210,102	$209,217
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)
	Quarter Ended
	December 31, 2016			September 30, 2016
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,744	$15	1.62%	$3,460	$14	1.63%
U.S. government-sponsored entities (GSE)	2,378	13	2.23	2,786	16	2.18
Mortgage-backed securities issued by GSE	35,954	185	2.06	37,987	195	2.05
States and political subdivisions	2,269	29	5.01	2,356	30	5.16
Non-agency mortgage-backed	474	(3)	(3.06)	502	19	14.81
Other	62	(1)	2.31	61	—	1.67
Total securities	44,881	238	2.13	47,152	274	2.32
Other earning assets	3,124	10	1.21	3,068	9	1.17
Loans and leases:
Commercial:
Commercial and industrial	51,306	426	3.30	51,508	436	3.37
CRE-income producing properties	14,566	132	3.60	14,667	138	3.75
CRE-construction and development	3,874	35	3.61	3,802	36	3.74
Dealer floor plan	1,367	7	2.16	1,268	7	2.09
Direct retail lending	12,046	128	4.22	11,994	130	4.30
Sales finance	10,599	90	3.36	9,339	71	3.04
Revolving credit	2,608	57	8.71	2,537	56	8.80
Residential mortgage	30,044	299	3.97	30,357	308	4.06
Other lending subsidiaries	14,955	297	7.92	14,742	298	8.05
Acquired from FDIC and PCI	974	49	20.07	1,052	52	19.68
Total loans and leases held for investment	142,339	1,520	4.25	141,266	1,532	4.32
Loans held for sale	2,230	18	3.12	2,423	20	3.25
Total loans and leases	144,569	1,538	4.24	143,689	1,552	4.30
Total earning assets	192,574	1,786	3.70	193,909	1,835	3.77
Nonearning assets	27,591			28,156
Total assets	$220,165			$222,065
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$28,634	10	0.14	$27,754	10	0.15
Money market and savings	63,884	31	0.20	64,335	31	0.19
Time deposits	15,693	19	0.48	15,818	20	0.50
Foreign office deposits - interest-bearing	486	1	0.38	1,037	1	0.38
Total interest-bearing deposits	108,697	61	0.22	108,944	62	0.23
Short-term borrowings	2,373	2	0.34	2,128	2	0.34
Long-term debt	21,563	117	2.16	23,428	121	2.05
Total interest-bearing liabilities	132,633	180	0.54	134,500	185	0.55
Noninterest-bearing deposits	51,421			50,559
Accounts payable and other liabilities	6,057			7,090
Shareholders' equity	30,054			29,916
Total liabilities and shareholders' equity	$220,165			$222,065
Average interest-rate spread			3.16			3.22

Net interest income/ net interest margin		$1,606	3.32%		$1,650	3.39%
Taxable-equivalent adjustment		$41			$40
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a fully taxable-equivalent basis.
(3) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)
	Quarter Ended
	June 30, 2016			March 31, 2016			December 31, 2015
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,252	$10	1.76%	$2,777	$12	1.70%	$2,794	$12	1.67%
U.S. government-sponsored entities (GSE)	4,199	21	2.06	5,065	27	2.11	5,165	27	2.12
Mortgage-backed securities issued by GSE	38,911	203	2.09	33,774	167	1.98	32,442	156	1.94
States and political subdivisions	2,555	34	5.24	2,266	30	5.37	2,306	32	5.48
Non-agency mortgage-backed	526	31	23.81	636	31	19.81	697	23	12.76
Other	67	1	1.91	62	—	1.57	64	—	1.25
Total securities	48,510	300	2.47	44,580	267	2.40	43,468	250	2.30
Other earning assets	3,215	9	1.22	3,404	25	2.87	3,493	8	0.90
Loans and leases:
Commercial:
Commercial and industrial	51,646	433	3.37	48,013	392	3.29	48,047	387	3.20
CRE-income producing properties	14,786	139	3.79	13,490	127	3.77	13,264	135	4.02
CRE-construction and development	3,669	34	3.74	3,619	34	3.75	3,766	36	3.80
Dealer floor plan	1,305	7	2.04	1,239	6	2.02	1,164	6	1.89
Direct retail lending	12,031	127	4.33	11,107	118	4.23	10,896	108	3.97
Sales finance	9,670	74	3.05	10,049	75	3.01	10,533	76	2.86
Revolving credit	2,477	54	8.73	2,463	54	8.82	2,458	55	8.81
Residential mortgage	30,471	312	4.09	29,864	305	4.10	30,334	316	4.17
Other lending subsidiaries	13,961	292	8.39	13,439	286	8.56	13,281	287	8.57
Acquired from FDIC and PCI	1,130	48	16.91	1,098	59	21.69	1,070	56	20.85
Total loans and leases held for investment	141,146	1,520	4.32	134,381	1,456	4.35	134,813	1,462	4.31
Loans held for sale	1,951	16	3.43	1,247	12	3.77	1,377	13	3.73
Total loans and leases	143,097	1,536	4.31	135,628	1,468	4.35	136,190	1,475	4.31
Total earning assets	194,822	1,845	3.80	183,612	1,760	3.85	183,151	1,733	3.77
Nonearning assets	28,577			26,490			26,066
Total assets	$223,399			$210,102			$209,217
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$28,376	11	0.15	$25,604	8	0.13	$24,157	6	0.09
Money market and savings	63,195	29	0.19	60,424	32	0.21	61,431	32	0.21
Time deposits	18,101	23	0.51	16,884	23	0.55	16,981	24	0.58
Foreign office deposits - interest-bearing	1,865	1	0.38	752	1	0.36	98	—	0.34
Total interest-bearing deposits	111,537	64	0.23	103,664	64	0.25	102,667	62	0.24
Short-term borrowings	2,951	3	0.34	2,771	2	0.36	2,698	1	0.17
Long-term debt	23,272	121	2.10	22,907	126	2.19	24,306	128	2.11
Total interest-bearing liabilities	137,760	188	0.55	129,342	192	0.60	129,671	191	0.59
Noninterest-bearing deposits	48,801			46,203			45,824
Accounts payable and other liabilities	7,228			6,731			6,344
Shareholders' equity	29,610			27,826			27,378
Total liabilities and shareholders' equity	$223,399			$210,102			$209,217
Average interest-rate spread			3.25			3.25			3.18

Net interest income/ net interest margin		$1,657	3.41%		$1,568	3.43%		$1,542	3.35%
Taxable-equivalent adjustment		$40			$39			$38
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a fully taxable-equivalent basis.
(3) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)
	Year-to-Date
	December 31, 2016			December 31, 2015
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,061	$51	1.67%	$2,650	$42	1.58%
U.S. government-sponsored entities (GSE)	3,601	77	2.13	5,338	113	2.13
Mortgage-backed securities issued by GSE	36,658	750	2.05	30,683	605	1.98
States and political subdivisions	2,361	123	5.20	2,204	125	5.65
Non-agency mortgage-backed	534	78	14.56	751	102	13.51
Other	64	—	1.87	477	7	1.31
Total securities	46,279	1,079	2.33	42,103	994	2.36
Other earning assets	3,202	53	1.64	2,768	38	1.39
Loans and leases:
Commercial:
Commercial and industrial	50,623	1,687	3.33	44,648	1,434	3.21
CRE-income producing properties	14,379	536	3.73	11,806	432	3.66
CRE-construction and development	3,742	139	3.71	3,196	114	3.57
Dealer floor plan	1,295	27	2.08	1,068	20	1.85
Direct retail lending	11,796	503	4.27	9,375	381	4.07
Sales finance	9,914	310	3.12	9,975	286	2.86
Revolving credit	2,521	221	8.77	2,406	211	8.76
Residential mortgage	30,184	1,224	4.05	30,252	1,255	4.15
Other lending subsidiaries	14,277	1,173	8.22	12,291	1,067	8.68
Acquired from FDIC and PCI	1,063	208	19.55	1,083	179	16.57
Total loans and leases held for investment	139,794	6,028	4.31	126,100	5,379	4.27
Loans held for sale	1,965	66	3.34	1,702	62	3.63
Total loans and leases	141,759	6,094	4.30	127,802	5,441	4.26
Total earning assets	191,240	7,226	3.78	172,673	6,473	3.75
Nonearning assets	27,705			24,674
Total assets	$218,945			$197,347
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,595	39	0.14	$22,092	18	0.08
Money market and savings	62,966	123	0.20	56,592	107	0.19
Time deposits	16,619	85	0.51	16,405	107	0.66
Foreign office deposits - interest-bearing	1,034	4	0.38	593	1	0.12
Total interest-bearing deposits	108,214	251	0.23	95,682	233	0.24
Short-term borrowings	2,554	9	0.35	3,221	5	0.15
Long-term debt	22,791	485	2.13	23,343	497	2.13
Total interest-bearing liabilities	133,559	745	0.56	122,246	735	0.60
Noninterest-bearing deposits	49,255			42,816
Accounts payable and other liabilities	6,776			6,414
Shareholders' equity	29,355			25,871
Total liabilities and shareholders' equity	$218,945			$197,347
Average interest-rate spread			3.22			3.15

Net interest income/ net interest margin		$6,481	3.39%		$5,738	3.32%
Taxable-equivalent adjustment		$160			$146
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a fully taxable-equivalent basis.
(3) Excludes trading securities.

BB&T Corporation
Credit Quality
(Dollars in millions)
	As of
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Nonperforming Assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$363	$413	$452	$442	$237
CRE-income producing properties	40	38	36	48	38
CRE-construction and development	17	12	14	11	13
Dealer floor plan	—	—	—	—	—
Direct retail lending	63	55	52	51	43
Sales finance	6	6	5	7	7
Residential mortgage-nonguaranteed	172	167	171	163	173
Residential mortgage-government guaranteed	—	—	1	—	—
Other lending subsidiaries	75	66	62	64	65
Total nonaccrual loans and leases held for investment (1)(2)	736	757	793	786	576
Foreclosed real estate	37	41	53	66	82
Foreclosed real estate-acquired from FDIC and PCI	13	17	17	23	26
Other foreclosed property	27	28	23	28	28
Total nonperforming assets (1)(2)	$813	$843	$886	$903	$712
Performing Troubled Debt Restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$55	$46	$39	$52	$49
CRE-income producing properties	16	14	16	18	13
CRE-construction and development	9	8	10	13	16
Direct retail lending	67	69	69	70	72
Sales finance	16	16	16	17	17
Revolving credit	29	30	31	32	33
Residential mortgage-nonguaranteed	332	287	276	281	288
Residential mortgage-government guaranteed (4)	420	393	348	317	316
Other lending subsidiaries	226	209	198	181	178
Total performing TDRs (3)(4)	$1,170	$1,072	$1,003	$981	$982
Loans 90 Days or More Past Due and Still Accruing
Direct retail lending	$6	$7	$5	$6	$7
Sales finance	6	4	4	4	5
Revolving credit	12	9	8	10	10
Residential mortgage-nonguaranteed	79	66	56	55	55
Residential mortgage-government guaranteed (5)	443	414	415	434	486
Acquired from FDIC and PCI	90	92	122	100	114
Total loans 90 days past due and still accruing (5)	$636	$592	$610	$609	$677
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$27	$34	$20	$27	$36
CRE-income producing properties	6	3	8	7	13
CRE-construction and development	2	2	2	6	9
Direct retail lending	60	62	53	48	58
Sales finance	76	60	61	53	72
Revolving credit	23	20	19	18	22
Residential mortgage-nonguaranteed	393	354	361	350	397
Residential mortgage-government guaranteed (6)	132	112	81	66	78
Other lending subsidiaries	322	288	261	207	304
Acquired from FDIC and PCI	36	45	48	43	42
Total loans 30-89 days past due (6)	$1,077	$980	$914	$825	$1,031
Excludes loans held for sale.
(1) Loans acquired from the FDIC and PCI are accounted for using the accretion method.
(2) During the fourth quarter of 2016, approximately $119 million of nonaccrual commercial and industrial loans were sold. During the third quarter of 2016, approximately $25 million of nonaccrual commercial and industrial loans were transferred to held for sale. During the second quarter of 2016, approximately $46 million of nonaccrual commercial and industrial loans were sold. During the first quarter of 2016, approximately $32 million of nonaccrual residential mortgage loans were sold. During the fourth quarter of 2015, approximately $50 million of nonaccrual residential mortgage loans were sold.

(3) Excludes TDRs that are nonperforming totaling $183 million, $134 million, $146 million, $172 million and $146 million at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively. These amounts are included in total nonperforming assets. Trial modifications are excluded because the specific types and amounts of concessions offered to borrowers frequently change between the trial modification and the permanent modification.

(4) During the second quarter of 2016, BB&T began repurchasing certain delinquent government guaranteed GNMA mortgage loans, including certain loans that were considered troubled debt restructurings.
(5) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $48 million, $46 million, $49 million, $323 million and $365 million at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

(6) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $3 million, $2 million, $2 million, $2 million and $2 million at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

BB&T Corporation
Credit Quality
(Dollars in millions)
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Allowance for Credit Losses
Beginning balance	$1,621	$1,603	$1,580	$1,550	$1,551
Provision for credit losses (excluding loans acquired from FDIC and PCI)	133	150	109	182	128
Provision (benefit) for loans acquired from FDIC and PCI	(4)	(2)	2	2	1
Charge-offs:
Commercial:
Commercial and industrial	(23)	(23)	(26)	(56)	(19)
CRE-income producing properties	(1)	(5)	—	(2)	(3)
CRE-construction and development	—	(1)	—	—	(1)
Dealer floor plan	—	—	—	—	—
Direct retail lending	(16)	(12)	(12)	(13)	(14)
Sales finance	(8)	(7)	(6)	(8)	(10)
Revolving credit	(16)	(18)	(16)	(19)	(16)
Residential mortgage-nonguaranteed	(9)	(11)	(8)	(7)	(14)
Residential mortgage-government guaranteed	(1)	(2)	(1)	(1)	(2)
Other lending subsidiaries	(102)	(91)	(73)	(92)	(85)
Acquired from FDIC and PCI	(15)	—	—	—	—
Total charge-offs	(191)	(170)	(142)	(198)	(164)
Recoveries:
Commercial:
Commercial and industrial	10	6	12	12	8
CRE-income producing properties	1	3	1	3	1
CRE-construction and development	2	3	5	1	2
Dealer floor plan	—	—	—	—	—
Direct retail lending	6	7	6	7	6
Sales finance	3	3	3	3	2
Revolving credit	5	5	5	5	5
Residential mortgage-nonguaranteed	—	1	1	1	1
Residential mortgage-government guaranteed	—	—	—	—	—
Other lending subsidiaries	13	12	12	12	9
Total recoveries	40	40	45	44	34
Net charge-offs	(151)	(130)	(97)	(154)	(130)
Other	—	—	9	—	—
Ending balance	$1,599	$1,621	$1,603	$1,580	$1,550
Allowance for Credit Losses
Allowance for loan and lease losses (excluding loans acquired from the FDIC and PCI)	$1,445	$1,448	$1,442	$1,425	$1,399
Allowance for loans acquired from the FDIC and PCI	44	63	65	63	61
Reserve for unfunded lending commitments	110	110	96	92	90
Total	$1,599	$1,621	$1,603	$1,580	$1,550

				As of/For the
				Year Ended
				December 31
				2016	2015
Allowance for credit losses
Beginning balance				$1,550	$1,534
Provision for credit losses (excluding loans acquired from FDIC and PCI)				574	430
Provision (benefit) for loans acquired from FDIC and PCI				(2)	(2)
Charge-offs:
Commercial:
Commercial and industrial				(128)	(81)
CRE-income producing properties				(8)	(20)
CRE-construction and development				(1)	(4)
Dealer floor plan				—	—
Direct retail lending				(53)	(54)
Sales finance				(29)	(26)
Revolving credit				(69)	(70)
Residential mortgage-nonguaranteed				(35)	(40)
Residential mortgage-government guaranteed				(5)	(6)
Other lending subsidiaries				(358)	(286)
Acquired from FDIC and PCI				(15)	(1)
Total charge-offs				(701)	(588)
Recoveries:
Commercial:
Commercial and industrial				40	37
CRE-income producing properties				8	7
CRE-construction and development				11	11
Dealer floor plan				—	—
Direct retail lending				26	29
Sales finance				12	9
Revolving credit				20	20
Residential mortgage-nonguaranteed				3	3
Residential mortgage-government guaranteed				—	—
Other lending subsidiaries				49	36
Total recoveries				169	152
Net charge-offs				(532)	(436)
Other				9	24
Ending balance				$1,599	$1,550

BB&T Corporation
Credit Quality
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.75%	0.69%	0.64%	0.61%	0.76%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.44	0.42	0.43	0.45	0.50
Nonperforming loans and leases as a percentage of loans and leases	0.51	0.53	0.56	0.58	0.42
Nonperforming assets as a percentage of:
Total assets	0.37	0.38	0.40	0.42	0.34
Loans and leases plus foreclosed property	0.57	0.59	0.62	0.67	0.52
Net charge-offs as a percentage of average loans and leases	0.42	0.37	0.28	0.46	0.38
Allowance for loan and lease losses as a percentage of loans and leases	1.04	1.06	1.06	1.10	1.07
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.47X	2.91X	3.88X	2.40X	2.83X
Nonperforming loans and leases	2.03X	2.00X	1.90X	1.89X	2.53X
Asset Quality Ratios (Excluding Government Guaranteed and Acquired From FDIC and PCI) (1)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.07%	0.06%	0.05%	0.06%	0.06%

				As of/For the
				Year Ended
				Dec. 31
				2016	2015
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.38%	0.35%
Ratio of allowance for loan and lease losses to net charge-offs				2.80 X	3.36 X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.
(1) The ratio of loans greater than 90 days and still accruing interest as a percentage of loans held for investment has been adjusted to remove the impact of loans that were previously covered by FDIC loss sharing agreements and purchased credit impaired ("PCI") loans as well as government guaranteed loans. Management believes that their inclusion may result in distortion of these ratios such that they might not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting or reflective of asset collectibility.

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)
	As of December 31, 2016
			Past Due 30-89		Past Due 90+
Troubled Debt Restructurings	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial:
Commercial and industrial	$55	100.0%	$—	—%	$—	—%	$55
CRE-income producing properties	16	100.0	—	—	—	—	16
CRE-construction and development	9	100.0	—	—	—	—	9
Direct retail lending	64	95.5	3	4.5	—	—	67
Sales finance	15	93.8	1	6.2	—	—	16
Revolving credit	24	82.8	4	13.8	1	3.4	29
Residential mortgage—nonguaranteed	259	78.0	47	14.2	26	7.8	332
Residential mortgage—government guaranteed	170	40.5	73	17.4	177	42.1	420
Other lending subsidiaries	188	83.2	38	16.8	—	—	226
Total performing TDRs (1)	800	68.4	166	14.2	204	17.4	1,170
Nonperforming TDRs (2)	101	55.2	16	8.7	66	36.1	183
Total TDRs (1)(2)	$901	66.6%	$182	13.4%	$270	20.0%	$1,353

			Quarter Ended
			Dec. 31	Sept. 30	June 30	March 31	Dec. 31
			2016	2016	2016	2016	2015
Net charge-offs as a percentage of average loans and leases:
Commercial:
Commercial and industrial			0.10%	0.13%	0.11%	0.37%	0.09%
CRE-income producing properties			—	0.06	(0.02)	(0.02)	0.05
CRE-construction and development			(0.16)	(0.26)	(0.48)	(0.12)	(0.10)
Direct retail lending			0.34	0.17	0.17	0.24	0.30
Sales finance			0.20	0.18	0.13	0.21	0.28
Revolving credit			1.80	1.97	1.86	2.19	1.85
Residential mortgage			0.13	0.16	0.11	0.09	0.19
Other lending subsidiaries			2.35	2.15	1.74	2.39	2.30
Acquired from FDIC and PCI			5.83	—	0.04	—	0.11
Total loans and leases			0.42	0.37	0.28	0.46	0.38
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Selected Capital Information
Risk-based capital:
Common equity tier 1	$18,050	$17,824	$17,568	$17,320	$17,081
Tier 1	21,102	20,876	20,620	20,373	19,682
Total	24,873	24,793	24,525	24,355	23,753
Risk-weighted assets	176,217	176,739	176,021	166,781	166,611
Average quarterly tangible assets	211,392	212,816	214,235	202,200	201,541
Risk-based capital ratios:
Common equity tier 1	10.2%	10.1%	10.0%	10.4%	10.3%
Tier 1	12.0	11.8	11.7	12.2	11.8
Total	14.1	14.0	13.9	14.6	14.3
Leverage capital ratio	10.0	9.8	9.6	10.1	9.8
Equity as a percentage of total assets	13.6	13.5	13.4	13.3	13.0
Common equity per common share	$33.14	$33.27	$32.72	$32.14	$31.66

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$29,926	$30,091	$29,743	$28,239	$27,340
Less:
Preferred stock	3,053	3,053	3,053	3,054	2,603
Noncontrolling interests	45	39	39	39	34
Intangible assets	10,492	10,519	10,567	9,215	9,234
Tangible common equity	$16,336	$16,480	$16,084	$15,931	$15,469

Outstanding shares at end of period (in thousands)	809,475	811,424	814,500	782,379	780,337

Tangible Common Equity Per Common Share	$20.18	$20.31	$19.75	$20.36	$19.82
(1) Tangible common equity and related measures are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)
				Favorable (Unfavorable)
					After-Tax at
Selected Items				Pre-Tax	Marginal Rate
Fourth Quarter 2016
Mortgage reserve adjustments	Loan-related expense			$31	$19

Third Quarter 2016
Settlement of FHA-insured loans matters and related recovery	Other expense			73	46
Charitable contribution	Other expense			(50)	(31)

Second Quarter 2016
Income tax adjustment	Provision for income taxes			N/A	13

First Quarter 2016
Energy-related provision in excess of charge-offs	Provision for credit losses			(28)	(17)

Fourth Quarter 2015
None				N/A	N/A

Third Quarter 2015
None				N/A	N/A

Second Quarter 2015
Gain on sale of American Coastal, excluding goodwill				23	15
Allocation of non-deductible goodwill to American Coastal				(49)	(49)
Net loss on sale of American Coastal	Other income			(26)	(34)

Loss on early extinguishment of debt	Debt extinguishment charges			(172)	(107)
Income tax adjustment	Provision for income taxes			N/A	107

First Quarter 2015
None				N/A	N/A

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2016	2016	2016	2016	2015
Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$204	$30	$(76)	$(134)	$31
MSRs hedge gains (losses)	(201)	3	86	143	(24)
Net	$3	$33	$10	$9	$7

Residential mortgage loan originations	$5,198	$6,264	$5,605	$3,602	$3,535

Residential mortgage servicing portfolio (1):
Loans serviced for others	90,325	90,157	89,970	90,541	91,132
Bank-owned loans serviced	31,314	32,303	32,647	30,962	31,037
Total servicing portfolio	121,639	122,460	122,617	121,503	122,169

Weighted-average coupon rate	4.03%	4.06%	4.09%	4.11%	4.12%
Weighted-average servicing fee	0.281	0.282	0.284	0.285	0.286
Selected Miscellaneous Information
Derivatives notional amount	$75,251	$74,548	$79,068	$70,658	$67,525
Fair value of derivatives, net	(181)	80	180	224	178

Common stock prices:
High	47.85	38.81	37.02	37.03	39.47
Low	37.40	33.72	32.22	29.95	34.24
End of period	47.02	37.72	35.61	33.27	37.81

Banking offices	2,196	2,220	2,249	2,137	2,139
ATMs	3,126	3,183	3,321	3,185	3,181
FTEs	37,480	37,662	37,644	35,748	36,059
(1) Amounts reported are unpaid principal balance.

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions)
	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
Efficiency Ratio (1)	2016	2016	2016	2016	2015	2016	2015
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,668	$1,711	$1,797	$1,545	$1,597	$6,721	$6,266
Amortization of intangibles	(38)	(38)	(42)	(32)	(32)	(150)	(105)
Merger-related and restructuring charges, net	(13)	(43)	(92)	(23)	(50)	(171)	(165)
Gain (loss) on early extinguishment of debt	—	—	—	1	—	1	(172)
Mortgage reserve adjustments	31	—	—	—	—	31	—
Charitable contribution	—	(50)	—	—	—	(50)	—
Settlement of FHA-insured loan matters and related recovery	—	73	—	—	—	73	—
Efficiency Ratio Numerator - Adjusted	$1,648	$1,653	$1,663	$1,491	$1,515	$6,455	$5,824

Efficiency Ratio Denominator - Revenue (2) - GAAP	$2,727	$2,774	$2,747	$2,545	$2,519	$10,793	$9,611
Taxable equivalent adjustment	41	40	40	39	38	160	146
Securities (gains) losses, net	(1)	—	—	(45)	—	(46)	3
Loss on sale of American Coastal	—	—	—	—	—	—	26
Efficiency Ratio Denominator - Adjusted	$2,767	$2,814	$2,787	$2,539	$2,557	$10,907	$9,786

Efficiency Ratio - GAAP	61.1%	61.7%	65.4%	60.7%	63.4%	62.3%	65.2%
Efficiency Ratio - Adjusted	59.5	58.7	59.6	58.8	59.2	59.2	59.5
(1) BB&T's management uses this measure in their analysis of the Corporation's performance and believes it provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.

(2) Revenue is defined as net interest income plus noninterest income.

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Return on Average Tangible Common Shareholders' Equity (1)	2016	2016	2016	2016	2015
Net income available to common shareholders	$592	$599	$541	$527	$502
Plus: Amortization of intangibles, net of tax	24	24	26	20	21
Tangible net income available to common shareholders	$616	$623	$567	$547	$523

Average common shareholders' equity	$26,962	$26,824	$26,519	$25,076	$24,736
Less: Average intangible assets	10,508	10,545	10,574	9,226	9,224
Average tangible common shareholders' equity	$16,454	$16,279	$15,945	$15,850	$15,512
Return on average tangible common shareholders' equity	14.91%	15.20%	14.33%	13.87%	13.37%

				Year-to-Date Dec. 31,
				2016	2015
Net income available to common shareholders				$2,259	$1,936
Plus: Amortization of intangibles, net of tax				94	66
Tangible net income available to common shareholders				$2,353	$2,002

Average common shareholders' equity				$26,349	$23,206
Less: Average intangible assets				10,215	8,194
Average tangible common shareholders' equity				$16,134	$15,012
Return on average tangible common shareholders' equity				14.59%	13.34%
(1) BB&T's management uses this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization and believes that investors may find the information useful in their analysis of the company.